UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2021 (April 21, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

Item 7.01 Regulation FD Disclosure.

On May 22, 2020 (the “Petition Date”), Hertz Global Holdings, Inc. (the “Company”, “HGH” or “we”), The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The Debtors filed with the Bankruptcy Court a proposed Joint Chapter 11 Plan of Reorganization of the Debtors, dated as of March 1, 2021, and a related proposed Disclosure Statement.

The Debtors subsequently filed with the Bankruptcy Court a proposed First Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed Disclosure Statement, in each case dated as of March 29, 2021; a proposed Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed Disclosure Statement, in each case dated as of April 3, 2021; a proposed Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed form of Disclosure Statement, in each case dated as of April 10, 2021; a proposed Second Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed form of Disclosure Statement, dated respectively as of April 14, 2021 and April 15, 2021; a proposed Third Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed form of Disclosure Statement, in each case dated as of April 16, 2021; and a proposed Fourth Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors and a related proposed form of Disclosure Statement, in each case dated as of April 21, 2021, which form of Disclosure Statement the Debtors further updated later on April 21, 2021. On April 22, 2021, the Debtors filed the solicitation version of the Fourth Modified Second Amended Joint Chapter 11 Plan of Reorganization of the Debtors (the “Proposed Plan”) and the solicitation version of the Disclosure Statement (the “Disclosure Statement”). The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, on the Petition Date, the Debtors filed voluntary petitions for relief under Chapter 11 of the United States Code in the Bankruptcy Court, thereby commencing the Chapter 11 Cases for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.

The Proposed Plan and the related Disclosure Statement describe, among other things, the terms of the Proposed Plan; the Debtors contemplated financial restructuring (the “Restructuring”); the events leading up to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and certain other aspects of the Restructuring. The Proposed Plan and Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Prime Clerk LLC, at https://restructuring.primeclerk.com/hertz, or call (877) 428-4661 (toll-free in the U.S.) or (929) 955-3421 (from outside the U.S.).

At a hearing in the Chapter 11 Cases on April 21, 2021 (the “Hearing”), the Bankruptcy Court announced, among other things, that it would approve the Debtors’ Disclosure Statement and the procedures to be used in connection with the solicitation of votes on the Proposed Plan (the “Solicitation and Voting Procedures”). At the Hearing, the Bankruptcy Court also announced that it would authorize the Debtors’ to enter into the Equity Purchase and Commitment Agreement, dated as of April 3, 2021 (the “EPCA”), with the Equity Commitment Parties thereto. On April 22, 2021, the Bankruptcy Court entered an order approving the Disclosure Statement and the Solicitation and Voting Procedures and an order authorizing the Debtors to enter into the EPCA.

Now the Debtors can commence solicitation of votes from their creditors for approval of the Proposed Plan. Consummation of the Proposed Plan remains subject to Bankruptcy Court approval and satisfaction of other conditions. The Debtors’ proposed confirmation timeline, which is subject to change by the Bankruptcy Court, currently contemplates that a hearing to consider confirmation of the Proposed Plan will occur on June 10, 2021.

Neither the Debtors’ filing of the Proposed Plan and Disclosure Statement, nor this Current Report, is a solicitation of votes to accept or reject the Proposed Plan. Votes on the Proposed Plan will be solicited in accordance with the Solicitation and Voting Procedures approved by the Bankruptcy Court and applicable law.

Information contained in the Proposed Plan is subject to change, whether as a result of amendments, supplements, or other modifications to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is not binding on any party, including the Debtors, unless and until it is confirmed by the Bankruptcy Court and consummated. Information in the Disclosure Statement is subject to further supplement. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of Chapter 11 on the interests of various constituents; and the ability to confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on February 26, 2021, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Title

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL

104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary

Date:  April 23, 2021

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